Calvert

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September 30, 2003

Annual Report

Calvert World Values

International Equity Fund

Table of Contents

President's Letter

1

Social Update

3

Portfolio Management Discussion

4

Independent Auditors' Report

8

Schedule of Investments

9

Statement of Assets and Liabilities

18

Statement of Operations

19

Statements of Changes in Net Assets

20

Notes to Financial Statements

22

Financial Highlights

28

Explanation of Financial Tables

32

Director and Officer Information Table

34

Dear Shareholders:

The markets have improved dramatically over the past year, with stocks showing substantial gains and bonds continuing to profit from an historically low interest-rate environment.

We believe that this year's broad-based market turnaround illustrates once again the value of diversification, asset allocation and long-term investing.  Many investors who pursued an appropriate asset allocation, with investments in stocks, bonds and cash, were able to benefit from the rally in securities prices.  Those who paid too much attention to short-term past performance and substantially reduced their stock holdings early in the year may well have missed the sharp rallies in the second quarter.  At Calvert, we encourage all our shareholders to review their portfolios with their financial advisors to ensure that their investments remain in line with their specific risk tolerance, return expectations and financial goals.

A cloud on the otherwise bright performance of the markets and economy was the distressing news concerning recent market timing and illegal after-hours trading on the part of certain mutual funds. We want to assure Calvert shareholders that we have a long-standing policy of not accepting trades from market timers, which is strictly enforced. And, of course, we do not accept or execute trades after the market closes, which would be in violation of securities industry regulations.

Markets like the ones that we have seen over the past several years demonstrate that understanding risk -- at the security, fund, and asset-class level -- is an integral part of successful investing.  This year, we have taken a number of steps to improve our ability to monitor and manage risk, and to prepare for further growth in our investor base.  We have reorganized Calvert's investment activities into two departments, Equities and Fixed Income, each headed by Chief Investment Officers who will work closely with our Social Research Department.  We believe that these changes will enhance our ability to deliver top-tier investment performance to our shareholders, while keeping investment risk at appropriate levels.

Thank you for your continued business, and we look forward to serving you in the year ahead.

Sincerely,

/s/Barbara J. Krumsiek

President and CEO

Calvert Asset Management Company, Inc.

November 2003

Social Update

from the Calvert Social Research Department

Shareholder Activism

Calvert shareholder activism seeks to move companies already performing in a more socially responsible manner than their industry peers to a higher level of corporate responsibility. We've secured the agreement of two major pharmaceutical companies to amend and post their ethical policies for clinical research in developing countries, where people are often not provided adequate information about the risks of clinical research or are promised but not given health care in exchange for their participation in trials for new drugs.

In addition, our shareholder resolution effectiveness for our various Calvert Funds has increased as we've become more effective in positioning our point of view in the context of shareholders' financial interests. For example, we received 12% support on a resolution seeking inclusive diversity policies at Alltel Corporation and a remarkable 63% on a resolution for staggered board tenures at Gillette.

Corporate "dialogues" continue, including a current effort with Weyerhaeuser to establish a policy prohibiting the harvest of and trade in products from primary and old-growth forests.

Board Diversity Initiative Successes

Two companies held in Calvert Funds have agreed to adopt key language from Calvert's model board diversity charter, which reflects our belief that boards of directors should look like America, not just a small slice of it.

Social Policy Leadership Announced

Calvert has named Joe Keefe Senior Advisor for Strategic Social Policy. Mr. Keefe, who has worked for and consulted with several socially responsible mutual fund groups, will provide focused, proactive direction for our social vision.

Portfolio Management Discussion

Thomas Hancock

of Grantham, Mayo, Van Otterloo

Performance

The Calvert World Values International Equity Fund's Class A Shares returned 21.93% over the 12-month period ended September 30, 2003. This performance was  4.61% behind the MSCI EAFE benchmark, which returned 26.54%.

Investment Climate

The last 12 months started out quite positively. After hitting a trough in early October 2002, equities enjoyed two strong months led by some of the most beaten-down stocks of the post-bubble period, notably in the Technology, Media, and Telecom (TMT) and Insurance sectors.  This initial rally proved fleeting, however, as rising oil prices, the buildup to hostilities in Iraq, and the SARS outbreak combined to push stock prices back down over the next three months.  But in mid-March, with signs of a successful outcome to the war, stocks picked up. And the second half of the period was an especially strong six months for global equities.

The rally was fueled by an apparent increased appetite for risk on the part of investors. And unlike the late 1990s, when large-cap growth stocks led the bull market, it was primarily smaller, more cyclical, lower-valuation and lower-quality stocks that led the upturn. While all sectors gained in value, Technology stocks led the way, while defensive sectors (Consumer Staples, Health Care, and Utilities) lagged. Telecommunications stocks showed an interesting switch, as they moved from being viewed as riskier growth stocks back toward their traditional role as more conservative defensive stocks. We believe that the switch was prompted by reduction in debt levels built up in the bubble period and by a fall in price to levels more commensurate with current cash flow.

Foreign stocks outperformed the U.S. market as measured by the S&P 500, which returned 24.4%. In terms of their native currencies, foreign markets performed poorly relative to U.S. stocks. The weakness of the U.S. dollar versus major foreign currencies accounted for almost half of the U.S. dollar return of EAFE. The euro, yen, and other foreign currencies strengthened significantly against the U.S. dollar. It appears that this strengthening was driven largely by foreign investors slowing down their purchases of U.S. financial assets. These purchases are necessary to support the large current-account deficit. The euro touched lifetime highs against the dollar earlier in the period, while the yen set three-year highs in September. In September, the G7 group of countries issued a call for "flexible exchange rates," interpreted to mean rising Asian currencies.

Portfolio Statistics

September 30, 2003

Investment Performance

(total return at NAV)

	6 Months	12 Months
	ended	ended
	9/30/03	9/30/03
Class A	24.36%	21.93%
Class B	23.59%	20.34%
Class C	23.76%	20.72%
Class I	24.96%	23.12%
MSCI EAFE Index GD	29.35%	26.54%
Lipper International Funds Avg	26.92%	22.94%

Ten Largest Stock Holdings

% of Net Assets
Vodafone Airtouch plc	4.1%
Toyota Motor Corp.	1.6%
National Australia Bank Ltd	1.5%
Boots Group plc	1.5%
Volkswagen AG Ordinary	1.4%
DaiiChi Pharm Co.	1.4%
Canon, Inc.	1.4%
ING Groep NV	1.4%
Scottish Power plc	1.4%
Next Group plc	1.4%
Total	17.1%

Asset Allocation

Stocks	90%
Bonds & Notes	2%
Cash & Cash Equivalents	8%
100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

GD represents gross dividends.

Source: Lipper Analytical Services, Inc.

Portfolio Statistics

September 30, 2003

Average Annual Total Returns

(with max. load)

Class A Shares
One year	16.12%
Five year	(1.94%)
Ten year	2.47%

Class B Shares
One year	15.34%
Five year	(2.45%)
Since inception	(5.14%)
(4/1/98)

Class C Shares
One year	19.72%
Five year	(2.00%)
Since inception	0.54%
(3/1/94)

Class I Shares
One year	23.12%
Since inception	(3.36%)
(3/1/99)

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[See Attached .JPG file for Line Graph]

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum  front-end sales charge of 4.75%. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. New subadvisor assumed management of the Fund effective March 2002. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Fund Strategy

The Fund has had a more defensive tilt than the Index throughout the period, helping returns through the March turning point, but holding back performance subsequently. The strongest contribution to performance came from country allocation, and in particular the allocation to emerging markets, which are not represented in the benchmark, but where the Fund has held close to 10% of its assets. Allocations to Indonesia, Thailand, and Taiwan boosted returns as Asian markets have heated up with increasingly strong economic performance after fears of SARS subsided. Positions in Brazilian stocks Tele Norte Leste and Unibanco also helped as that country recovered from its crisis the previous year.

Industry sector allocation was less successful, with overweight positions in Utilities and underweights in Technology and Industrial Cyclicals hurting relative returns. We place a heavy emphasis on valuation, but also on trying to identify more profitable, less debt-ridden value stocks. In the recovery period it was the lower-profitable, highly-leveraged value stocks that performed best.

The troubled Japanese banking sector showed signs of benefiting from renewed government vigor for reform, and the Fund's strongest single stock impact came from Mitsui Trust. Other holdings that helped returns were French bank Societe Generale, Italian toll road operator Autostrade, Taiwan Semiconductor, Austrian carton-board manufacturer Mayr-Melnhof Karton, and Japanese cable manufacturer Furukawa Electric. These were generally cyclical stocks that benefited from renewed optimism about the global economy.

Portfolio Statistics

Country Allocation
	% of Equity Securities
	9/30/03	9/30/02
Argentina	0.5%	--
Australia	3.7%	3.1%
Austria	1.3%	1.9%
Belgium	1.7%	0.6%
Brazil	1.4%	0.8%
Canada	2.1%	2.0%
Chile	0.1%	--
Czech Republic	0.2%	1.0%
Denmark	--	0.6%
Finland	1.4%	2.4%
France	7.0%	7.2%
Germany	5.0%	4.3%
Greece	0.9%	0.3%
Hong Kong	0.6%	0.4%
Hungary	0.3%	--
India	1.1%	--
Indonesia	0.6%	1.3%
Ireland	2.0%	2.3%
Israel	0.5%	--
Italy	3.8%	2.1%
Japan	21.8%	18.6%
Korea	1.1%	2.2%
Mexico	0.8%	0.3%
Netherlands	3.8%	5.4%
Norway	1.5%	0.7%
Philippines	0.2%	--
Poland	0.2%	--
Russia	0.3%	--
Singapore	1.3%	0.8%
South Africa	1.3%	1.1%
Spain	3.1%	3.2%
Sweden	0.9%	1.9%
Switzerland	2.9%	2.7%
Taiwan	0.9%	1.2%
Thailand	0.8%	2.0%
Turkey	0.2%	--
United Kingdom	22.9%	26.9%
United States	1.8%	2.7%
	100%	100%

Less successful holdings included the current largest position, Vodafone, which did well earlier in the period, but has underperformed after we added to the position. Utility holdings Scottish and Southern Energy and United Utilities have lagged. Consumer Staples leader Unilever had disappointing results in the spring, showing that even "defensive" stocks can struggle in a tough market. Auto stock holdings like Mazda Motor have suffered primarily from rising exchange rates and low industry profitability.

Outlook

Our positive outlook is that international stocks trade at reasonable valuations, particularly compared with the U.S. market. So the long-term prognosis is at least average. The shorter-term picture is murkier, as the remainder of the year will be driven by whether there is a truly global economic recovery. Much of the recent strong performance has been driven by relatively flimsy news, particularly in Europe, and the bounce-back from earlier overselling. For Europe and Japan to continue their strong performance, investors will require stronger evidence that fundamentals are truly improving.

November 2003

Independent Auditors' Report

To the Board of Directors of Calvert World Values Fund, Inc.

and Shareholders of Calvert World Values International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calvert World Values International Equity Fund (the "Fund"), a series of Calvert World Values Fund, Inc., as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the years ended September 30, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial statements in their report dated November 16, 2001.  The financial highlights for the periods presented prior to September 30, 2000, were audited by other auditors, whose report dated November 10, 1999, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert World Values International Equity Fund as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP

Philadelphia, Pennsylvania

November 18, 2003

Schedule of Investments

September 30, 2003

Equity Securities - 89.2%	Shares	Value
Argentina - 0.4%
Grupo Financiero Galicia SA * (ADR) Class B	102,700	$505,284
Telecom Argentina SA * (ADR) Class B	52,300	336,289
		841,573

Australia - 3.3%
Australia and New Zealand Banking Group Ltd	139,582	1,704,364
National Australia Bank Ltd	143,044	2,997,014
Qantas Airways Ltd	285,192	636,326
Westpac Banking Corp.	107,477	1,184,402
		6,522,106

Austria - 1.2%
Mayr-Melnhof Karton AG	25,313	2,358,101

Belgium - 1.5%
Agfa-Gevaert NV	40,526	977,472
Fortis SA/NV	120,016	2,043,101
		3,020,573

Brazil - 1.3%
Banco Itau Holding Financiera SA (ADR)	14,900	539,380
Gerdau SA (ADR)	41,020	591,098
Tele Centro Oeste Celular Participacoes SA (ADR)	59,500	433,160
Tele Norte Leste Participacoes SA (ADR)	32,900	458,626
Unibanco Uniao de Bancos Brasileiros SA (GDR)	22,800	451,440
		2,473,704

Canada - 1.8%
Nortel Networks Corp.	520,900	2,140,685
Royal Bank of Canada	33,300	1,465,890
		3,606,575

Chile - 0.1%
Cia de Telecomunicaciones de Chile SA (ADR)	17,200	219,300

Czech Republic - 0.2%
Ceske Radiokomunikace AS (GDR)	24,700	253,016
Cesky Telecom AS (GDR)	10,200	100,470
		353,486

Finland - 1.2%
Nokia Oyj	76,900	1,184,563
Sampo Oyj	150,200	1,216,340
		2,400,903

France - 6.2%
BNP Paribas	48,924	$2,399,962
Carrefour SA	15,016	755,855
France Telecom SA	59,112	1,360,326
Groupe Danone SA	12,013	1,833,678
JC Decaux SA *	53,016	745,615
L'OREAL SA	21,682	1,481,725
Sanofi - Synthelabo Groupe	22,632	1,376,556
Societe Generale Routiere	33,700	2,246,086
		12,199,803

Germany - 4.5%
Altana AG	18,397	1,174,488
Deutsche Telekom AG	161,461	2,340,391
SAP AG	15,715	1,920,470
Volkswagen AG:
Non Voting Preferred	17,168	532,910
Ordinary	62,506	2,810,586
		8,778,845

Greece - 0.8%
National Bank of Greece SA	81,126	1,658,021

Hong Kong - 0.6%
Bank of East Asia Ltd	441,600	1,134,735

Hungary - 0.2%
OTP Bank Ltd (GDR)	19,500	464,100

India - 1.0%
Bajaj Auto Ltd (GDR)	21,275	362,101
ICICI Bank Ltd (ADR)	40,000	422,400
Ranbaxy Laboratories Ltd (GDR)	19,200	415,680
Satyam Computer Services Ltd (ADR)	19,300	248,970
State Bank of India Ltd (GDR)	20,200	508,636
		1,957,787

Indonesia - 0.6%
PT Indonesian Satellite Corp. Tbk	326,000	365,027
Unilever Indonesia	1,869,000	745,819
		1,110,846

Ireland - 1.7%
Allied Irish Banks plc	130,759	1,927,358
Bank of Ireland	125,266	1,497,549
		3,424,907

Israel - 0.5%
Check Point Software Technologies Ltd *	21,700	364,560
Taro Pharmaceutical Industries Ltd	2,400	135,264
Teva Pharmaceutical Industries Ltd (ADR)	7,300	417,195
		917,019

Italy - 3.4%
Enel SpA	252,646	$1,572,006
Parmalat Finanziaria SpA	661,855	2,078,366
Seat Pagine Gialle SpA	744,131	684,978
Telecom Italia Mobile SpA	293,504	1,364,543
Telecom Italia SpA	385,573	950,205
		6,650,098

Japan - 19.4%
Acom Co. Ltd	46,272	2,080,714
Canon, Inc.	57,000	2,793,340
DaiiChi Pharm Co.	172,000	2,794,238
Daiwa House Industries Co. Ltd	141,000	1,289,584
Denso Corp.	87,000	1,725,710
Fuji Photo Film Co. Ltd	54,000	1,589,732
Furukawa Electric Co. Ltd *	573,000	2,036,602
Kawasaki Kisen Kaisha Ltd	566,000	1,935,520
Kobe Steel Ltd *	1,057,000	1,204,856
Mazda Motor Corp.	629,067	1,592,217
Mitsui Trust Holdings, Inc.	314,000	1,727,613
Mizuho Financial Group, Inc.	703	1,577,436
Nippon Express Co. Ltd	328,000	1,374,824
Nippon Sheet Glass Co. Ltd	386,000	1,171,009
NTT DoCoMo, Inc.	348	852,704
Olympus Optical Co. Ltd	62,000	1,480,232
Sumitomo Electric Industries Ltd	129,000	1,076,785
Takefuji Corp.	32,610	2,092,730
TDK Corp.	16,600	987,820
Terumo Corp.	86,700	1,676,960
Toyota Motor Corp.	108,200	3,185,352
Yamanouchi Pharmaceutical Co. Ltd	72,000	1,990,396
		38,236,374

Korea - 1.0%
Kookmin Bank (ADR)	18,400	605,360
KT Corp. (ADR)	33,600	669,648
SK Telecom Co. Ltd (ADR)	36,600	652,944
		1,927,952

Mexico - 0.7%
America Movil, SA de CV (ADR)	21,100	487,621
Empresas ESM, SA de CV (a)(b)(i)	2,989	350,000
Telefonos de Mexico, SA de CV (ADR)	17,900	546,845
		1,384,466

Netherlands - 3.4%
Aegon NV	112,985	1,315,184
Buhrmann NV	134,934	1,001,524
ING Groep NV	151,073	2,768,955
Koninklijke KPN NV *	213,550	1,599,967
		6,685,630

Norway - 1.3%
DNB Holding ASA *	232,800	$1,115,328
Gjensidige NOR Sparebank ASA	44,050	1,529,731
		2,645,059

Philippines - 0.1%
Globe Telecom, Inc.	21,001	265,981

Poland - 0.2%
Telekomunikacja Polska SA* (GDR)	107,700	385,566

Russia - 0.3%
Vimpel-Communications * (ADR)	8,000	486,880

Singapore - 1.1%
Haw Par Corp. Ltd	96,006	237,621
ST Assembly Test Services Ltd *	563,000	807,425
Venture Corp. Ltd	102,000	1,179,702
		2,224,748

South Africa - 1.2%
Alexander Forbes Ltd	154,800	229,291
BIDVest Group Ltd	50,700	302,940
Community Growth Fund	894,098	344,059
Investec Group Ltd	17,387	245,035
Nedcor Ltd	23,323	232,096
Old Mutual plc	211,000	321,637
Pick 'n Pay Holdings Ltd	61,200	57,206
Pick 'n Pay Stores Ltd	69,600	146,130
Venfin Ltd *	167,600	410,938
		2,289,332

Spain - 2.8%
Gas Natural SDG SA	115,854	2,226,035
Santander Central Hispano SA	111,370	944,713
Telefonica SA	198,037	2,339,832
		5,510,580

Sweden - 0.8%
Hennes & Mauritz AB *	66,050	1,496,060

Switzerland - 2.6%
Givaudan AG	2,230	944,515
Swisscom AG	6,688	1,950,962
Zurich Financial Services Group AG	17,802	2,225,587
		5,121,064

Taiwan - 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd (ADR)*	82,284	891,136
United Microelectronics Corp. (ADR)*	159,666	720,093
		1,611,229

Thailand - 0.7%
Bangkok Bank PCL	157,900	$299,785
Charoen Pokphand Foods PCL	1,672,000	205,502
Electricity Generating PCL:
Alien Market	161,700	234,290
Local Market	22,000	31,876
Land & Houses PCL	1,146,900	346,677
National Finance PCL	665,500	290,938
		1,409,068

Turkey - 0.2%
Turkcell Iletisim Hizmetleri AS (ADR) *	17,100	295,830

United Kingdom - 20.4%
Abbey National Benefit Consultants Ltd	225,028	1,847,821
Aviva plc	259,446	2,014,004
AWG plc	171,081	1,372,136
Barclays plc	300,543	2,306,800
Barratt Developments plc	150,604	1,271,735
Boots Group plc	266,305	2,857,407
BT Group plc	675,213	2,020,272
GlaxoSmithKline plc	113,092	2,347,961
HSBC Holdings plc	71,996	949,624
InterContinental Hotels Group plc	90,003	718,116
Invensys plc	2,911,973	1,379,522
KESA Electricals plc *	62,731	232,272
Kingfisher plc	274,448	1,190,686
Land Securities Group plc	1	12
Next Group plc	143,699	2,684,829
Royal & Sun Alliance Insurance Group plc:
Ordinary	770,674	1,034,451
Rights	770,674	156,929
Scottish & Southern Energy plc	248,535	2,511,815
Scottish Power plc	473,038	2,761,906
United Utilities plc	251,469	1,918,641
Vodafone Airtouch plc	4,000,459	7,979,718
Wolseley plc	44,397	518,253
		40,074,910

United States - 1.7%
Evergreen Solar, Inc. *	2,732	5,655
H2Gen Innovations, Inc.:
Series A (Preferred) (b)(i)*	251,496	251,496
Warrants Exp. 1/1/12 (b)(i)*	20,833	--
Mayer Laboratories, Inc., Warrants Exp. 12/31/07 (b)(i)*	11,538	--
Northern Power Systems, Inc.:
Series A (Preferred) (a)(b)(i)*	1,747	8,735
Series C (Preferred) (a)(b)(i)*	182,178	910,890
Series D (Preferred) (a)(b)(i)*	35,000	175,000
Powerspan Corp.:
Series A (Preferred) (b)(i)*	45,455	148,437
Series B (Preferred) (b)(i)*	20,000	37,873
ProFund Internacional SA:
(Common) (b)(i)*	2,500	--
(Preferred) (b)(i)	212,448	$135,967
Proton Energy Systems, Inc. *	418,331	1,087,661
RF Technology, Inc.:
Series A (Preferred) (b)(i)*	53,844	1
Warrants Exp. 7/16/04 (b)(i)*	15,384	--
SMARTTHINKING, Inc.:
Series A (Preferred) (b)(i)*	44,699	68,314
Series B (Preferred) (b)(i)*	163,588	31,050
Warrants Exp. 10/20/05 (b)(i)*	32,726	--
Soluz, Inc.:
(Common) (b)(i)*	10,250	1
Warrants Exp. 6/1/04 (b)(i)*	3,125	--
Wellspring International, Inc.:
Series A (Preferred) (b)(i)*	129,032	116,223
Series B (Preferred) (b)(i)*	108,267	112,170
Series C (Preferred) (b)(i)*	277,778	150,000
Warrants Exp. 8/15/12 (b)(i)*	23,148	--
		3,239,473

Total Equity Securities (Cost $162,548,220)		175,382,684

	Adjusted
Limited Partnership Interest - 0.5%	Basis
SEAF Central & Eastern European Growth Fund LLC (a)(b)(i)*	$884,290	736,856
Solar Development Capital LP (b)(i)*	32,500	--
Sustainable Asset Management AG (b)(i)*	526,659	320,767
Terra Capital Investments, Inc. (b)(i)*	280,800	1

Total Limited Partnership Interest (Cost $1,676,973)		1,057,624

	Principal
Taxable Variable Rate Demand Notes - 1.4%	Amount
New York City Housing Development Corp. MFH Revenue,
1.06%, 8/15/32	675,000	675,000
New York State Housing Finance Agency Revenue, 1.11%, 11/1/33	2,000,000	2,000,000

Total Taxable Variable Rate Demand Notes (Cost $2,675,000)		2,675,000

Corporate Notes - 0.1%
Mayer Laboratories, Inc., 6.00%, 12/31/03 (b)(e)(i)	125,000	31,250
Powerspan Corp., 10.00%, 12/20/04 (b)(i)	179,322	179,322
Soluz Dominicana, Inc., 9.00%, 12/31/03 (b)(d)(i)	150,000	25,560

Total Corporate Notes (Cost $454,322)		236,132

	Principal
High Social Impact Investments - 1.8%	Amount	Value
Calvert Social Investment Foundation Notes,
1.74%, 7/1/05(b)(i)	$3,738,819	$3,648,863

Total High Social Impact Investments (Cost $3,738,819)		3,648,863

Certificates of Deposit - 0.1%
Self Help Credit Union, 1.36%, 2/23/04 (b)(k)	100,000	99,880
Shore Bank, 2.20%, 3/15/04 (b)(k)	100,000	99,820

Total Certificates of Deposit (Cost $200,000)		199,700

U.S. Government Agencies and Instrumentalities - 0.6%
U.S. Treasury Bills:
1.05%, 10/23/03 (l)	200,000	199,871
1.09%, 10/23/03 (l)	50,000	49,967
1.16%, 10/23/03 (l)	700,000	699,504
1.185%, 10/23/03 (l)	200,000	199,867

Total U.S. Government Agencies
and Instrumentalities (Cost $1,149,209)		1,149,209

TOTAL INVESTMENTS (Cost $172,442,543) - 93.7%		184,349,212
Other assets and liabilities, net - 6.3%		12,314,829
Net Assets - 100%		$196,664,041

Abbreviations:

ADR: American Depository Receipt	LP: Limited Partnership
GDR: Global Depository Receipt	MFH: Multi-Family Housing
LLC: Limited Liability Corporation	PCL: Public Company Limited

*        Non-income producing security.

(a)      Affiliated company.

(b)      This security was valued by the Board of Directors. See Note A.

(d)      Security is a defaulted security and $28,989 in accrued interest has been written of as of September 30, 2003.

(e)      Security is a defaulted security.

(i)       Restricted securities represent 3.8% of net assets of the Fund.

(k)      These certificates of deposit are fully insured by agencies of the federal government.

(l)       Collateral for futures contracts.

See notes to financial statements.

Forward Foreign Currency Contracts, Open at September 30, 2003

					Unrealized
					Appreciation/
Contracts to Receive/ Deliver		In Exchange For	Settlement	Contract Value	Depreciation
			Date	(US$)	(US$)
__________________________________________________________________________________
Purchases_________________________________________________________________________
Australian Dollar	2,805,885 US Dollars	$1,717,202	31-Oct-03	1,902,441	$185,239
Australian Dollar	2,434,570 US Dollars	1,592,085	31-Oct-03	1,650,682	58,597
Swiss Franc	2,145,613 US Dollars	1,589,579	26-Mar-04	1,632,702	43,123
Swiss Franc	2,145,613 US Dollars	1,591,925	26-Mar-04	1,632,702	40,777
Swiss Franc	2,145,613 US Dollars	1,591,937	26-Mar-04	1,632,702	40,765
Swiss Franc	2,145,613 US Dollars	1,593,278	26-Mar-04	1,632,702	39,424
Swiss Franc	2,145,613 US Dollars	1,592,292	26-Mar-04	1,632,702	40,410
Euro	464,901 US Dollars	531,172	26-Mar-04	539,198	8,026
Euro	464,901 US Dollars	531,521	26-Mar-04	539,198	7,677
Euro	929,802 US Dollars	1,061,092	26-Mar-04	1,078,396	17,304
Japanese Yen	356,505,000 US Dollars	2,995,840	31-Oct-03	3,203,093	207,253
__________________________________________________________________________________
_________________________________________________________Total Purchases $688,595
__________________________________________________________________________________
Sales_____________________________________________________________________________
Australian Dollar	1,796,009 US Dollars	$1,097,793	31-Oct-03	1,217,727	($119,934)
Australian Dollar	1,198,015 US Dollars	731,987	31-Oct-03	812,275	(80,288)
British Pound	548,844 US Dollars	895,692	26-Mar-04	900,922	(5,230)
British Pound	548,844 US Dollars	897,635	26-Mar-04	900,922	(3,287)
British Pound	548,845 US Dollars	897,635	26-Mar-04	900,922	(3,287)
Japanese Yen	51,151,400 US Dollars	431,221	31-Oct-03	459,580	(28,359)
Japanese Yen	133,442,000 US Dollars	1,123,277	31-Oct-03	1,198,937	(75,660)
Japanese Yen	186,439,000 US Dollars	1,569,352	31-Oct-03	1,675,100	(105,748)
Japanese Yen	59,505,000 US Dollars	500,000	31-Oct-03	534,635	(34,635)
Swedish Krona	962,470 US Dollars	121,719	26-Mar-04	123,220	(1,501)
Swedish Krona	962,470 US Dollars	122,492	26-Mar-04	123,220	(728)
__________________________________________________________________________________
_____________________________________________________________Total Sales ($458,657)
__________________________________________________________________________________
____________________________________________Total Net Unrealized Appreciation $229,938

See notes to financial statements.

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures*	Contracts	Date	at Value	(Depreciation)
Purchased:
FTSE 100 Index	47	12/03	$3,106,203	($97,094)
CAC 40 Index	28	10/03	1,023,220	(32,395)
DAX Index	63	12/03	5,994,972	(559,766)
MIB 30 Index	7	12/03	1,012,094	(27,462)
TSE Topix Index	19	12/03	1,727,116	(48,471)
Total Purchased				($765,188)

Sold:
S&P CAN 60 Index	17	12/03	$1,050,902	$26,355
Total Sold				$26,355

* Futures collateralized by 1,150,000 units of U.S. Treasury Bills.

See notes to financial statements.

Statement of Assets and Liabilities

September 30, 2003

Assets	Value
Investments in securities, at value (Cost $172,442,543) -
see accompanying schedule	$184,349,212
Cash	11,843,090
Unrealized appreciation on forward foreign currency contracts	688,595
Receivable for securities sold	8,166
Receivable for shares sold	389,980
Interest and dividends receivable	393,979
Other assets	117,165
Total assets	197,790,187

Liabilities
Payable for shares redeemed	38,456
Payable for futures variation margin	164,222
Payable to Calvert Asset Management Co., Inc.	226,966
Payable to Calvert Administrative Services Co.	53,416
Payable to Calvert Shareholder Services, Inc.	11,339
Payable to Calvert Distributors, Inc.	46,889
Unrealized depreciation on forward foreign currency contracts	458,657
Accrued expenses and other liabilities	126,201
Total liabilities	1,126,146
Net Assets	$196,664,041

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock,
250,000,000 shares of $0.01 par value authorized for Class A,
Class B, Class C and Class I combined:
Class A: 11,184,928 shares outstanding	$186,156,028
Class B: 455,234 shares outstanding	8,729,435
Class C: 740,983 shares outstanding	12,996,511
Class I: 1,188,595 shares outstanding	28,306,666
Undistributed net investment income	2,197,017
Accumulated net realized gain (loss) on investments	(53,196,188)
Net unrealized appreciation (depreciation) on investments	11,474,572

Net Assets	$196,664,041

Net Asset Value Per Share
Class A (based on net assets of $162,699,200)	$14.55
Class B (based on net assets of $6,175,618)	$13.57
Class C (based on net assets of $9,763,662)	$13.18
Class I (based on net assets of $18,025,561)	$15.17

See notes to financial statements.

Statement of Operations

Year Ended September 30, 2003

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $490,426)	$4,427,759
Interest income	92,365
Total investment income	4,520,124

Expenses:
Investment advisory fee	1,223,345
Transfer agency fees and expenses	585,666
Distribution Plan expenses:
Class A	355,723
Class B	50,770
Class C	82,102
Directors' fees and expenses	48,409
Administrative fees	555,822
Custodian fees	306,460
Registration fees	51,303
Reports to shareholders	119,905
Professional fees	31,960
Miscellaneous	73,243
Total expenses	3,484,708
Reimbursement from Advisor:
Class A	(27,462)
Class B	(980)
Class C	(1,584)
Class I	(22,450)
Fees paid indirectly	(11,239)
Net expenses	3,420,993

Net Investment Income	1,099,131

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(10,655,118)
Foreign currency transactions	1,176,958
Futures	120,134
(9,358,026)

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	41,329,270
Assets and liabilities denominated in foreign currencies	206,766
Futures	(763,458)
40,772,578

Net Realized and Unrealized Gain
(Loss)	31,414,552

Increase (Decrease) in Net Assets
Resulting From Operations	$32,513,683

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income	$1,099,131	$187,631
Net realized gain (loss)	(9,358,026)	(35,243,739)
Change in unrealized appreciation or (depreciation)	40,772,578	14,771,208

Increase (Decrease) in Net Assets
Resulting From Operations	32,513,683	(20,284,900)

Distributions to shareholders from
Net investment income:
Class A Shares	(648,785)	--
Class B Shares	(22,167)	--
Class C Shares	(36,190)	--
Class I Shares	(30,094)	--
Net realized gain:
Class A Shares	--	(855,302)
Class B Shares	--	(27,385)
Class C Shares	--	(45,320)
Class I Shares	--	(126,199)
Total distributions	(737,236)	(1,054,206)

Capital share transactions:
Shares sold:
Class A Shares	73,404,754	77,599,181
Class B Shares	1,817,241	1,525,730
Class C Shares	2,392,549	3,655,045
Class I Shares	10,982,600	2,148,284
Shares issued from merger (See Note A):
Class A	--	1,830,011
Reinvestment of distributions:
Class A Shares	594,397	792,023
Class B Shares	19,341	24,505
Class C Shares	33,081	41,796
Class I Shares	29,276	119,566
Redemption fees:
Class A Shares	63,089	255,963
Shares redeemed:
Class A Shares	(69,095,200)	(85,362,691)
Class B Shares	(1,017,597)	(941,648)
Class C Shares	(1,216,412)	(2,994,487)
Class I Shares	(394,192)	(16,418,101)
Total capital share transactions	17,612,927	(17,724,823)

Total Increase (Decrease) in Net Assets	49,389,374	(39,063,929)

Net Assets
Beginning of year	147,274,667	186,338,596
End of year (including undistributed net investment income
of $2,197,017 and $694,436, respectively.)	$196,664,041	$147,274,667

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2003	2002
Shares sold:
Class A Shares	5,754,470	5,481,345
Class B Shares	146,384	112,282
Class C Shares	202,140	280,228
Class I Shares	735,993	160,346
Shares issued from merger (See Note A):
Class A	--	144,323
Reinvestment of distributions:
Class A Shares	47,177	52,912
Class B Shares	1,630	1,710
Class C Shares	2,870	3,022
Class I Shares	2,243	7,789
Shares redeemed:
Class A Shares	(5,451,679)	(6,002,043)
Class B Shares	(83,180)	(70,431)
Class C Shares	(103,824)	(231,619)
Class I Shares	(29,620)	(1,269,402)
Total capital share activity	1,224,604	(1,329,538)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert World Values International Equity Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

On September 13, 2002, the net assets of the Calvert South Africa Fund merged into the Calvert World Values International Equity Fund. The merger was accomplished by a tax-free exchange of 144,323 Class A shares of the International Equity Fund (valued at $1,830,011) for 168,200 Class A shares of the South Africa Fund outstanding at September 13, 2002.  The South Africa Fund's net assets at that date, including $274,438 of unrealized depreciation and $5,638,571 of net realized loss were combined with those of the International Equity Fund.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2003, $7,638,476, or 3.9% of net assets, were valued by the Board of Directors.

Repurchase Agreements:  The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date.  Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract.  While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund.  When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract.  The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Restricted Securities:   The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date.  Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates  on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Forward Currency Contracts:   The Fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates and to hedge against its currency exposure relative to that of the MSCI EAFE Index. The Fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar, and the ability of the counterparties to fulfill their obligations under the contracts.

Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: In an effort to minimize the effect of any market timers, the Fund charges a redemption fee to shareholders upon the redemption of certain large-ticket purchases redeemed within 30 days of purchase. The fee, which is payable to the Fund, is equal to 2% of redemption proceeds, on purchases in excess of $100,000 that are redeemed or exchanged out of the Fund in less than 30 days.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million.

The Advisor contractually reimbursed the Fund for expenses of $52,476 for the year ended September 30, 2003. Effective February 1, 2003, the contractual expense cap became 1.10% for Class I shares. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C shares, respectively. Class I shares do not have Distribution Plan expenses.

The Distributor received $62,362 as its portion of commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2003.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $135,102 for the year ended September 30, 2003. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A, Class B and Class C shares and .15% for Class I shares, based on their average daily net assets.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $9,500 plus $500 for each Board and Committee meeting attended. An additional fee of $5,000 annually is paid to the Lead Independent Director. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $119,549,476 and $109,136,069, respectively.

The cost of investments owned at September 30, 2003 for federal income tax purposes was $172,558,866. Net unrealized appreciation aggregated $11,790,346, of which $21,154,953 related to appreciated securities and $9,364,607 related to depreciated securities.

Net capital loss carryforwards of $633,283 (from Calvert South Africa Fund), $8,132,920 and $35,108,441 expire on September 30, 2009, September 30, 2010 and September 30, 2011, respectively.

The Fund's use of net capital loss carryforwards from Calvert South Africa Fund may be limited under certain tax provisions.

The Fund intends to elect to defer approximately $9,217,061 of post-October losses to fiscal year ending September 30, 2004.  Such losses if unutilized will expire in 2012.

The tax character of dividends and distributions paid during the years ended September 30, 2003, and September 30, 2002 were as follows:

Distributions paid from:	2003	2002
Ordinary income	$737,236	--
Long-term capital gain	--	$1,504,206
Total	$737,236	$1,504,206

As of September 30, 2003, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$2,438,794
Capital loss carryforward	(43,874,644)
Unrealized appreciation (depreciation)	11,790,346
($29,645,504)

Reclassifications have been made to the funds components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations.  The primary permanent differences causing such reclassifications are due to currency gains and losses and treatment of partnerships for federal tax purposes.

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales, post October losses, treatment of partnerships for federal tax purposes and currency contracts.

The Fund paid foreign taxes of $472,604 and recognized foreign source income of $4,483,716.  Pursuant to IRC section 853, the Fund designates $.03 per share of foreign taxes and $.36 per share of foreign source income as having been paid for taxable year ended September 30, 2003.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2003, purchase and sales transactions were $7,365,000 and $4,665,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2003.

For the year ended September 30, 2003, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$92,068	1.84%	$3,394,823	March 2003

Note E -- Affiliated Companies

An affiliated company is a company in which the Fund has a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares.  Affiliated companies of the Fund are as follows:

Affiliates	Cost	Value
Empresas ESM, SA de CV	$350,000	$350,000
Northern Power Systems, Inc.	434,812	1,094,625
SEAF Central & Eastern European Growth Fund LLC	879,382	736,856
TOTALS	$1,664,194	$2,181,481

Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2003	2002
Net asset value, beginning	$11.99	$13.65
Income from investment operations
Net investment income (loss)	.09	.01
Net realized and unrealized gain (loss)	2.53	(1.59)
Total from investment operations	2.62	(1.58)
Distributions from
Net investment income	(.06)	--
Net realized gains	--	(.08)
Total distributions	(.06)	(.08)
Total increase (decrease) in net asset value	2.56	(1.66)
Net asset value, ending	$14.55	$11.99

Total return*	21.93%	(11.69%)
Ratios to average net assets:
Net investment income (loss)	.72%	.06%
Total expenses	2.07%	2.02%
Expenses before offsets	2.05%	2.00%
Net expenses	2.05%	1.99%
Portfolio turnover	71%	106%
Net assets, ending (in thousands)	$162,699	$129,887

			Years Ended
		September 30,	September 30,	September 30,
Class A Shares		2001	2000	1999
Net asset value, beginning		$21.77	$21.89	$18.57
Income from investment operations
Net investment income		.01	(.03)	.01
Net realized and unrealized gain (loss)		(6.75)	.87	4.94
Total from investment operations	.	(6.74)	.84	4.95
Distributions from
Net investment income		--	--	(.07)
Net realized gains		(1.38)	(.96)	(1.56)
Total distributions		(1.38)	(.96)	(1.63)
Total increase (decrease) in net asset value		(8.12)	(.12)	3.32
Net asset value, ending		$13.65	$21.77	$21.89

Total return*		(32.93%)	3.36%	27.53%
Ratios to average net assets:
Net investment income (loss)		.07%	(.15%)	.04%
Total expenses		1.85%	1.81%	1.87%
Expenses before offsets		1.85%	1.81%	1.87%
Net expenses		1.83%	1.73%	1.83%
Portfolio turnover		93%	76%	82%
Net assets, ending (in thousands)		$152,278	$238,646	$231,516

	Years Ended
	September 30,	September 30,
Class B Shares	2003	2002
Net asset value, beginning	$11.33	$13.09
Income from investment operations
Net investment income (loss)	(.08)	(.16)
Net realized and unrealized gain (loss)	2.38	(1.52)
Total from investment operations	2.30	(1.68)
Distributions from:
Net investment income	(.06)	--
Net realized gains	--	(.08)
Total distributions	(.06)	(.08)
Total increase (decrease) in net asset value	2.24	(1.76)
Net asset value, ending	$13.57	$11.33

Total return*	20.34%	(12.96%)
Ratios to average net assets
Net investment income (loss)	(.64%)	(1.22%)
Total expenses	3.44%	3.33%
Expenses before offsets	3.42%	3.31%
Net expenses	3.41%	3.31%
Portfolio turnover	71%	106%
Net assets, ending (in thousands)	$6,176	$4,424

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2001	2000	1999
Net asset value, beginning	$21.20	$21.56	$18.48
Income from investment operations
Net investment income (loss)	(.18)	(.23)	(.15)
Net realized and unrealized gain (loss)	(6.55)	.83	4.79
Total from investment operations	(6.73)	.60	4.64
Distributions from:
Net realized gains	(1.38)	(.96)	(1.56)
Total distributions	(1.38)	(.96)	(1.56)
Total increase (decrease) in net asset value	(8.11)	(.36)	3.08
Net asset value, ending	$13.09	$21.20	$21.56

Total return*	(33.82%)	2.28%	25.84%
Ratios to average net assets:
Net investment income (loss)	(1.13%)	(1.29%)	(1.20%)
Total expenses	3.08%	3.04%	3.62%
Expenses before offsets	3.08%	3.04%	3.20%
Net expenses	3.06%	2.96%	3.16%
Portfolio turnover	93%	76%	82%
Net assets, ending (in thousands)	$4,542	$5,577	$3,133

	Years Ended
	September 30,	September 30,
Class C Shares	2003	2002
Net asset value, beginning	$10.97	$12.64
Income from investment operations
Net investment income (loss)	(.03)	(.12)
Net realized and unrealized gain (loss)	2.30	(1.47)
Total from investment operations	2.27	(1.59)
Distributions from:
Net investment income	(.06)	--
Net realized gains	--	(.08)
Total distributions	(.06)	(.08)
Total increase (decrease) in net asset value	2.21	(1.67)
Net asset value, ending	$13.18	$10.97

Total return*	20.72%	(12.71%)
Ratios to average net assets:
Net investment income (loss)	(.27%)	(.95%)
Total expenses	3.09%	3.05%
Expenses before offsets	3.07%	3.04%
Net expenses	3.07%	3.03%
Portfolio turnover	71%	106%
Net assets, ending (in thousands)	$9,764	$7,021

			Years Ended
		September 30,	September 30,	September 30,
Class C Shares		2001	2000	1999
Net asset value, beginning		$20.46	$20.81	$17.83
Income from investment operations
Net investment income (loss)		(.14)	(.22)	(.17)
Net realized and unrealized gain (loss)		(6.30)	.83	4.71
Total from investment operations	.	(6.44)	.61	4.54
Distributions from
Net realized gains		(1.38)	(.96)	(1.56)
Total distributions		(1.38)	(.96)	(1.56)
Total increase (decrease) in net asset value		(7.82)	(.35)	2.98
Net asset value, ending		$12.64	$20.46	$20.81

Total return*		(33.62%)	2.41%	26.25%
Ratios to average net assets:
Net investment income (loss)		(.89%)	(1.06%)	(.92%)
Total expenses		2.81%	2.75%	2.83%
Expenses before offsets		2.81%	2.75%	2.83%
Net expenses		2.79%	2.67%	2.80%
Portfolio turnover		93%	76%	82%
Net assets, ending (in thousands)		$7,434	$11,278	$9,777

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2003	2002	2001
Net asset value, beginning	$12.38	$13.97	$22.03
Income from investment operations
Net investment income	.22	.16	.18
Net realized and unrealized gain (loss)	2.63	(1.67)	(6.86)
Total from investment operations	2.85	(1.51)	(6.68)
Distributions from:
Net investment income	(.06)	--	--
Net realized gains	--	(.08)	(1.38)
Total distributions	(.06)	(.08)	(1.38)
Total increase (decrease) in net asset value	2.79	(1.59)	(8.06)
Net asset value, ending	$15.17	$12.38	$13.97

Total return*	23.12%	(10.93%)	(32.25%)
Ratios to average net assets:
Net investment income (loss)	1.65%	1.05%	1.09%
Total expenses	1.39%	1.27%	1.19%
Expenses before offsets	1.09%	1.06%	1.07%
Net expenses	1.09%	1.05%	1.05%
Portfolio turnover	71%	106%	93%
Net assets, ending (in thousands)	$18,026	$5,943	$22,085

	Periods Ended
	September 30,	September 30,
Class I Shares	2000	1999#
Net asset value, beginning	$21.99	$19.91
Income from investment operations
Net investment income	.16	.15
Net realized and unrealized gain (loss)	.84	1.93
Total from investment operations	1.00	2.08
Distributions from:
Net realized gains	(.96)	--
Total distributions	(.96)	--
Total increase (decrease) in net asset value	.04	2.08
Net asset value, ending	$22.03	$21.99

Total return*	4.10%	10.45%
Ratios to average net assets:
Net investment income (loss)	.90%	1.19% (a)
Total expenses	1.28%	1.53% (a)
Expenses before offsets	1.12%	1.09% (a)
Net expenses	1.05%	1.05% (a)
Portfolio turnover	76%	82%
Net assets, ending (in thousands)	$10,114	$3,006

(a)      Annualized

*        Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

#        From April 1, 1999 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Director and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

JOHN GUFFEY, JR. DOB: 05/15/48	Director	1992	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	20	Ariel Funds Calvert Foundation Calvert Ventures, LLC
TERRENCE J. MOLLNER, Ed.D. DOB: 12/13/44	Director	1992	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	8	Hampshire County United Way Cyberlore Studies, Inc. Calvert Foundation Ben & Jerry's Homemade, Inc.

RUSTUM ROY

DOB: 07/03/24	Director	1992	Evan Pugh Professor of the Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, and Corporation Chair, National Association of Science, Technology, and Society.	2	Chairperson, Friends of Health
TESSA TENNANT DOB: 05/29/59	Director	1992	Chair of AsriA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of green and ethical investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	2	Solar Century Company, Ltd.
BARBARA J. KRUMSIEK DOB: 08/09/52

(interested Director)

	Director & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	37	Calvert Foundation
D. Wayne Silby, Esq.

DOB: 07/20/48

(interested Director)	Director	1992	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He is an officer and director of Silby, Guffey and Co., Inc., a private investment company.	21	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation Grameen Foundation USA
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1992	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
Gregory J. Keifer DOB: 08/22/64	Officer	2003

Compliance Officer and Assistant Secretary of the Funds. Prior to working at Calvert Group, Mr. Keifer was Assistant Director of Compliance with Legg Mason Wood Walker, Incorporated and a senior compliance analyst with BISYS Fund Services.

LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1992	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1992	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

SUPPLEMENT TO

CLASS I (INSTITUTIONAL) SHARES PROSPECTUS

Calvert Social Investment Fund Portfolios

Calvert Social Index Fund

Calvert Large Cap Growth Fund

Calvert Capital Accumulation Fund

Calvert World Values International Equity Fund

Calvert New Vision Small Cap Fund

Calvert Income Fund

Calvert Short Duration Income Fund

Prospectus dated: January 31, 2003

Date of Supplement: June 9, 2003

The $1 million minimum initial investment may be waived for certain  institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders.

Please note this change in the prospectus.

SUPPLEMENT TO

PROSPECTUS

Calvert Social Investment Fund (CSIF) Balanced Portfolio

CSIF Equity Portfolio

CSIF Enhanced Equity Portfolio

CSIF Bond Portfolio

CSIF Money Market Portfolio

Calvert Social Index Fund

Calvert Large Cap Growth Fund

Calvert Capital Accumulation Fund

Calvert World Values International Equity Fund

Calvert New Vision Small Cap Fund

Date of Prospectus: January 31, 2003 as revised June 30, 2003

Class I (Institutional) Shares

(All Portfolios)

Date of Prospectus: January 31, 2003

Calvert Income Fund

Calvert Short Duration Income Fund

Date of Prospectus: January 31, 2003 as revised September 15, 2003

CALVERT VARIABLE SERIES, INC.

PROSPECTUS

Calvert Social Balanced Portfolio

Calvert Income Portfolio

Date of Prospectus: April 30, 2003

Date of This Supplement: October 30, 2003

Please replace the second paragraph under "About Calvert" with the following: (for Calvert Variable Series Social Balanced and Income Portfolios replace the third paragraph under "The Fund and Its Management" with the following:)

Steven Falci serves as Calvert's Chief Investment Officer, Equities and oversees the investment strategy and management of all Calvert equity and balanced portfolios.  Calvert uses a team approach to its management of the fixed-income portfolios.  Gregory Habeeb heads this team for Calvert's taxable fixed-income portfolios. Mr. Habeeb has over 20 years of experience as an analyst, trader, and portfolio manager.  Matt Nottingham is also a member of the fixed-income management team. Mr. Nottingham has 7 1/2 years of experience as an analyst, trader, and portfolio manager.

Calvert World Values International Equity Fund

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS

330 West 9th Street

Kansas City, MO 64105

Web Site

http://www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds

CTFR Money Market Portfolio

CTFR California Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Balanced Fund

CSIF Balanced Portfolio

Municipal Funds

CTFR Limited-Term Portfolio

CTFR Long-Term Portfolio

CTFR Vermont Municipal Portfolio

National Muni. Intermediate Portfolio

California Muni. Intermediate Portfolio

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

Calvert Social Index Fund

printed on recycled paper using soy-based inks


SIGNATURE PAGE FOR FORM N-CSR

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVert world values fund

By:     /s/Barbara Krumsiek

         Barbara Krumsiek

         President -- Principal Executive Officer

Date: November 25, 2003

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         /s/Barbara Krumsiek

         Barbara Krumsiek

         President -- Principal Executive Officer

Date: November 25, 2003

         /s/Ronald Wolfsheimer

          Ronald Wolfsheimer

         Treasurer -- Principal Financial Officer

Date: November 30, 2003